SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 of 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 14, 2003

                         NMS Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                    (State of Incorporation or Organization)

              0-23282                             04-2814586
      (Commission File Number)        (I.R.S. Employer Identification No.)

             100 Crossing Boulevard,Framingham, Massachusetts 01702
               (Address of Principal Executive Offices) (Zip Code)


                                 (508) 271-1000
              (Registrant's telephone number, including area code)


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                  (c) EXHIBITS.

                                     Exhibit
                                  Number Title
                                  ------ -----

               99.1 Press release issued NMS Communications Corporation on July
                    14, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.


ITEM 9. REGULATION FD DISCLOSURE

               On July 14, 2003, NMS Communications Corporation issued a press release announcing second quarter 2003 results. The full text of that press release is attached as Exhibit 99.1 hereto.


Pursuant to the Commission's announcement dated March 27, 2003 this statement is being supplied under Item 9, but relates to disclosure being supplied pursuant to Item 12 (Results of Operations and Financial Condition).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       NMS COMMUNICATIONS CORPORATION

July 14, 2003          By:    /s/ ROBERT P. SCHECHTER
                              ==================================================
                              Name: Robert P. Schechter
                              Title: President, Chief Executive
                              Officer and Chairman of the Board of Directors

July 14, 2003          By:    /s/ WILLIAM B. GERRAUGHTY, JR.
                              ==================================================
                              Name: William B. Gerraughty, Jr.
                              Title: Senior Vice President of Finance,
                              Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1         The Registrant's Press Release                      4
             dated July 14, 2003.